UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Steelcase Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEELCASE INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

901 44TH STREET SE
GH-2E-06
GRAND RAPIDS, MI 49508
Shareholder Meeting to be held on June 26, 2008
Proxy Material Available
•	Notice of Annual Meeting and Proxy Statement
•	Annual Report

PROXY MATERIAL - VIEW OR RECEIVE
You can choose to view the material online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed below on or before June 12, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available (located on the following page) and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual
Meeting Date: June 26, 2008
Meeting Time: 11:00 a.m. Eastern Daylight Time
For holders as of: April 28, 2008

Meeting Location:

Steelcase Inc. Global Headquarters
901 44th Street SE
Grand Rapids, Michigan 49508

Meeting Directions:

For meeting directions, please visit:

www.steelcase.com/grmaps

How To Vote

Vote In Person

You may vote your shares by attending the annual meeting in person. At the meeting you will need to request a ballot to vote these shares. If you hold your shares in “street name,” that is, your shares are registered in the name of a bank, broker or nominee, you must vote your shares in the manner required by such bank, broker or nominee.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet for electronic delivery of information and to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 25, 2008. Have this notice in hand when you access the web site and follow the instructions.

Voting items
The annual meeting of shareholders of Steelcase Inc. will be held on Thursday, June 26, 2008 at 11:00 a.m. Eastern Daylight Time at Steelcase Inc. Global Headquarters, 901 44th Street, SE, Grand Rapids, Michigan 49508, for the following purpose:
1.	Election of four Directors (terms expiring in 2011)
     Nominees:
01)	Earl D. Holton

02)	Michael J. Jandernoa

03)	Peter M. Wege II

04)	Kate Pew Wolters
2.	To transact such other business as may properly come before the meeting.
The Board of Directors recommends a vote FOR all of the nominees for Director.